                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 8, 1998



                           CABLE TV FUND 15-A, LTD.
                           ------------------------
            (Exact name of registrant as specified in its charter)


       Colorado                     0-17733                84-1091413
       --------                     -------                ----------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                       Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309            (303) 792-3111
---------------------------------------------------      --------------
(Address of principal executive office and Zip Code      (Registrant's
                                                         telephone no.
                                                      including area code)
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Item 5.  Other Events
         ------------

         On April 8, 1998, Jones Intercable, Inc., ("Intercable"), the general partner of Cable TV Fund 15-A, Ltd., a Colorado limited partnership (the "Partnership) executed a letter of intent on the Partnership's behalf pursuant to which the Partnership agreed to sell the Partnership's cable television properties located in and around the communities of Barrington, Elgin, South Elgin, Hawthorn Woods, Kildeer, Lake Zurich, Indian Creek, Vernon Hills and certain unincorporated areas of Kane and Lake Counties, all in the State of Illinois (the "Barrington System") and the cable television properties located in and around the municipalities of Flossmoor, La Grange, La Grange Park, Riverside, Indian Head Park, Hazel Crest, Thornton, Lansing, Matteson, Richton Park, Crete, University Park, Olympia Fields, Western Springs and certain areas of Cook and Will Counties, all in the State of Illinois (the "South Suburban System") to TCI Communications, Inc. or one of its affiliates. The closing of this transaction, which is expected to occur in the first quarter of 1999, is subject to the consents of governmental authorities and third parties with whom the Partnership has contracted that are necessary for the transfer of the Barrington System and the South Suburban System, and termination or expiration of the statutory waiting period applicable to the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Because the sale of the Barrington System and the South Suburban System will represent a sale of all or substantially all of the Partnership's assets, a vote of the limited partners of the Partnership will be required to approve this sale.

         In addition to the proposed sale of the Barrington System and the South Suburban System, Intercable has also entered into letters of intent on behalf of certain other managed partnerships to sell all of their remaining cable properties located in the State of Illinois. These properties are located in and around Aurora, Lake County, Naperville, Orland Park, Park Forest and Wheaton, Illinois.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         a. Financial statements.
            Not applicable.

         b. Pro forma financial statements.
            Not applicable.

         c. Exhibits.
            Not applicable.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CABLE TV FUND 15-A, LTD.

                                    By:   Jones Intercable, Inc.,
                                          its general partner


Dated: April 24, 1998               By:  /s/ Elizabeth M. Steele
                                         -----------------------
                                         Elizabeth M. Steele
                                         Vice President, General
                                         Counsel and Secretary


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